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                                                                 EXHIBIT (E)(5)

SERVICE REQUEST

                                                         SURVIVOR ADVANTAGE/SM/
                                                          AMERICAN GENERAL LIFE

SURVIVOR ADVANTAGE/SM/ - FIXED OPTION
   .   Division 301 - AGL Declared Fixed Interest Account
SURVIVOR ADVANTAGE/SM/ - VARIABLE DIVISIONS
AIG Retirement Company I
   .   Division 738 - International Equities
   .   Division 739 - Mid Cap Index
   .   Division 740 - Money Market I
   .   Division 741 - Nasdaq-100(R) Index
   .   Division 742 - Science and Technology
   .   Division 743 - Small Cap Index
   .   Division 744 - Stock Index
AIM Variable Insurance Funds
   .   Division 701 - Global Real Estate
   .   Division 700 - International Growth
The Alger American Fund
   .   Division 702 - Capital Appreciation
   .   Division 703 - MidCap Growth
American Century Variable Portfolios, Inc.
   .   Division 704 - Value
Credit Suisse Trust
   .   Division 705 - Small Cap Core I
Dreyfus Variable Investment Fund
   .   Division 706 - International Value
Fidelity(R) Variable Insurance Products
   .   Division 707 - Asset Manager(SM)
   .   Division 708 - Contrafund(R)
   .   Division 709 - Equity-Income
   .   Division 710 - Freedom 2020
   .   Division 711 - Freedom 2025
   .   Division 712 - Freedom 2030
   .   Division 713 - Growth
   .   Division 714 - Mid Cap
Franklin Templeton Variable Insurance Products Trust
   .   Division 715 - Franklin Small Cap
                      Value Securities
   .   Division 716 - Mutual Shares Securities
Janus Aspen Series
   .   Division 717 - Forty
   .   Division 719 - Mid Cap Growth
J.P. Morgan Series Trust II
   .   Division 721 - International Equity
JPMorgan Insurance Trust
   .   Division 720 - Government Bond
MFS(R) Variable Insurance Trust/SM/
   .   Division 722 - New Discovery
   .   Division 723 - Research
Neuberger Berman Advisers Management Trust
   .   Division 725 - Mid-Cap Growth
   .   Division 724 - Socially Responsive
Oppenheimer Variable Account Funds
   .   Division 726 - Balanced
   .   Division 727 - Global Securities
PIMCO Variable Insurance Trust
   .   Division 728 - CommodityRealReturn(TM) Strategy
   .   Division 732 - Global Bond (Unhedged)
   .   Division 729 - Real Return
   .   Division 730 - Short-Term
   .   Division 731 - Total Return
Pioneer Variable Contracts Trust
   .   Division 733 - Mid Cap Value
Putnam Variable Trust
   .   Division 734 - Diversified Income
   .   Division 735 - Small Cap Value
SunAmerica Series Trust
   .   Division 736 - Aggressive Growth
   .   Division 737 - Balanced
Van Kampen Life Investment Trust
   .   Division 745 - Growth and Income
Vanguard(R) Variable Insurance Fund
   .   Division 746 - High Yield Bond
   .   Division 747 - REIT Index

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[LOGO] AIG(R) AMERICAN GENERAL                       VARIABLE UNIVERSAL LIFE INSURANCE
                                                                       SERVICE REQUEST

                                                  COMPLETE AND RETURN THIS REQUEST TO:
AMERICAN GENERAL LIFE INSURANCE                     Variable Universal Life Operations
COMPANY ("AGL")                                  PO Box 4880 . Houston, TX. 77210-4880
A subsidiary of American International        (800) 340-2765 or Hearing Impaired (TDD)
Group, Inc. (AIG)                                 (888) 436-5256 . Fax: (713) 620-6653
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[_] POLICY                   1.  POLICY #: __________ Insured: ____________________________________________________
    IDENTIFICATION
COMPLETE THIS                    Address: ___________________________________________________________ New Address (yes) (no)
SECTION FOR ALL
REQUESTS.                        Primary Owner (If other than an insured): ___________________________

                                 Address: ___________________________________________________________ New Address (yes) (no)

                                 Primary Owner's S.S. No. or Tax I.D. No. ________Phone Number: (      )________ - ______

                                 Joint Owner (If applicable): ____________________________________

                                 Address: ___________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE              2.  Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary

Complete this section if         Change Name From: (First, Middle, Last)          Change Name To: (First, Middle, Last)
the name of one of the
Insured, Owner, Payor or         ________________________________________________ _____________________________________________
Beneficiary has changed.         Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
(Please note, this does not
change the Insured,
Owner, Payor or
Beneficiary designation).
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
[_] CHANGE IN                 3.  INVESTMENT DIVISION    PREM %   DED % INVESTMENT DIVISION            PREM %   DED %

    ALLOCATION                    (301) AGL Declared    ______  ______  Janus Aspen Series
    PERCENTAGES                   Fixed Interest
                                  Account*
Use this section to indicate      AIG Retirement                        (717) Forty                   ______  ______
how premiums or monthly           Company I
deductions are to be              (738) International   ______  ______  (719) Mid Cap Growth          ______  ______
allocated. Total allocation       Equities
in each column must equal         (739) Mid Cap Index   ______  ______  J.P. Morgan Series
100%; whole numbers                                                     Trust II
only.                             (740) Money Market I  ______  ______  (721) International           ______  ______
                                                                        Equity
                                  (741) Nasdaq-100(R)   ______  ______  JPMorgan Insurance
                                  Index                                 Trust
                                  (742) Science and     ______  ______  (720) Government Bond         ______  ______
                                  Technology
                                  (743) Small Cap Index ______  ______  MFS(R) Variable
                                                                        Insurance
                                                                        Trust(SM)
                                  (744) Stock Index     ______  ______  (722) New Discovery           ______  ______
                                  AIM Variable                          (723) Research                ______  ______
                                  Insurance Funds
                                  (701) Global Real     ______  ______  Neuberger Berman
                                  Estate                                Advisers Management
                                                                        Trust
                                  (700) International   ______  ______  (725) Mid-Cap Growth          ______  ______
                                  Growth
                                  The Alger American                    (724) Socially                ______  ______
                                  Fund                                  Responsive
                                  (702) Capital         ______  ______  Oppenheimer Variable
                                  Appreciation                          Account Funds
                                  (703) MidCap Growth   ______  ______  (726) Balanced                ______  ______
                                  American Century                      (727) Global                  ______  ______
                                  Variable Portfolios,                  Securities
                                  Inc.
                                  (704) Value           ______  ______  PIMCO Variable
                                                                        Insurance Trust
                                  Credit Suisse Trust                                                 ______  ______
                                                                        (728) CommodityRealReturn(TM)
                                                                        Strategy
                                  (705) Small Cap Core  ______  ______  (732) Global Bond             ______  ______
                                  I                                     (Unhedged)
                                  Dreyfus Variable                      (729) Real Return             ______  ______
                                  Investment Fund
                                  (706) International   ______  ______  (730) Short-Term              ______  ______
                                  Value
                                  Fidelity(R) Variable                  (731) Total Return            ______  ______
                                  Insurance Products
                                  (707) Asset           ______  ______  Pioneer Variable
                                  Manager(SM)                           Contracts Trust
                                  (708) Contrafund(R)   ______  ______  (733) Mid Cap Value           ______  ______
                                  (709) Equity-Income   ______  ______  Putnam Variable Trust         ______  ______
                                  (710) Freedom 2020    ______  ______  (734) Diversified             ______  ______
                                                                        Income
                                  (711) Freedom 2025    ______  ______  (735) Small Cap Value
                                  (712) Freedom 2030    ______  ______  SunAmerica Series
                                                                        Trust
                                  (713) Growth          ______  ______  (736) Aggressive              ______  ______
                                                                        Growth
                                  (714) Mid Cap         ______  ______  (737) Balanced                ______  ______
                                  Franklin Templeton                    Van Kampen Life
                                  Variable Insurance                    Investment Trust
                                  Products Trust
                                  (715) Franklin Small  ______  ______  (745) Growth and              ______  ______
                                  Cap Value Securities                  Income
                                  (716) Mutual Shares   ______  ______  Vanguard(R) Variable
                                  Securities                            Insurance Fund
                                                                        (746) High Yield Bond         ______  ______
                                                                        (747) REIT Index              ______  ______
                                                                        Other:__________________      ______  ______
                                                                                                         100%    100%

                                  *  Please see Item 10 of this form for important restrictions on transfers out of the AGL Declared Fixed Interest Account.
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[_] MODE OF PREMIUM    4.  Indicate frequency and premium amount        $_____ Annual  $_____ Semi-Annual
    PAYMENT/BILLING        desired:                                     $_____ Quarterly
    METHOD CHANGE
                                                                        $_____ Monthly (Bank Draft Only)
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Use this section to change the    Indicate billing method desired: _______ Direct Bill _______ Pre-Authorized Bank Draft
billing frequency and/or                                                                       (attach a Bank Draft
method of premium payment.        Start Date: ____/ ____/ ____                                 Authorization Form and
Note, however, that AGL                                                                        "Void" Check)
will not bill you on a direct
monthly basis. Refer to your
policy and its related
prospectus for further
information concerning
minimum premiums and
billing options.
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[_] LOST POLICY                 5.  I/we hereby certify that the policy of
    CERTIFICATE                     insurance for the listed policy has been____
                                    LOST ____ DESTROYED ____ OTHER.
Complete this section if
applying for a Certificate of       Unless I/we have directed cancellation of the
Insurance or duplicate policy       policy, I/we request that a:
to replace a lost or misplaced
policy. If a full duplicate               ______Certificate of Insurance at no
policy is being requested, a           charge
check or money order for $25
payable to AGL must be                    ______Full duplicate policy at a charge
submitted with this request.           of $25

                                    be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

[_] DOLLAR COST                 6.  Day of the month for transfers ______ (Choose
    AVERAGING (DCA)                 a day of the month between 1-28)
    ($5,000 MINIMUM
    BEGINNING                       Frequency of transfers: ______ Monthly ______
    ACCUMULATION                    Quarterly ______ Semi-Annually
    VALUE)                          ______ Annually

                                    DCA to be made from the following investment option:

                                    Transfer: $__________ ($100 minimum, whole
                                    dollars only)
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
An amount can be               AIG Retirement Company I                         Janus Aspen Series
systematically transferred     (738) International Equities             $ _____ (717) Forty                              $ _____
from any one investment        (739) Mid Cap Index                      $ _____ (719) Mid Cap Growth                     $ _____
option and directed to one or  (740) Money Market I                     $ _____ J.P. Morgan Series Trust II
more of the investment         (741) Nasdaq-100(R) Index                $ _____ (721) International Equity               $ _____
options below. The AGL         (742) Science and Technology             $ _____ JPMorgan Insurance Trust
Declared Fixed Interest        (743) Small Cap Index                    $ _____ (720) Government Bond                    $ _____
Account is not available for   (744) Stock Index                        $ _____ MFS(R) Variable Insurance Trust(SM)
DCA, Please refer to the       AIM Variable Insurance Funds                     (722) New Discovery                      $ _____
prospectus for more            (701) Global Real Estate                 $ _____ (723) Research                           $ _____
information on the DCA         (700) International Growth               $ _____ Neuberger Berman Advisers Management Trust
option.                        The Alger American Fund                          (725) Mid-Cap Growth                     $ _____
                               (702) Capital Appreciation               $ _____ (724) Socially Responsive                $ _____
NOTE: DCA is not available     (703) MidCap Growth                      $ _____ Oppenheimer Variable Account Funds
if the Automatic Rebalancing   American Century Variable Portfolios,            (726) Balanced                           $ _____
option has been chosen.        Inc.
                               (704) Value                              $ _____ (727) Global Securities                  $ _____
                               Credit Suisse Trust                              PIMCO Variable Insurance Trust
                               (705) Small Cap Core I                   $ _____ (728) CommodityRealReturn(TM) Strategy   $ _____
                               Dreyfus Variable Investment Fund                 (732) Global Bond (Unhedged)             $ _____
                               (706) International Value                $ _____ (729) Real Return                        $ _____
                               Fidelity(R) Variable Insurance Products          (730) Short-Term                         $ _____
                               (707) Asset Manager(SM)                  $ _____ (731) Total Return                       $ _____
                               (708) Contrafund(R)                      $ _____ Pioneer Variable Contracts Trust
                               (709) Equity-Income                      $ _____ (733) Mid Cap Value                      $ _____
                               (710) Freedom 2020                       $ _____ Putnam Variable Trust
                               (711) Freedom 2025                       $ _____ (734) Diversified Income                 $ _____
                               (712) Freedom 2030                       $ _____ (735) Small Cap Value                    $ _____
                               (713) Growth                             $ _____ SunAmerica Series Trust
                               (714) Mid Cap                            $ _____ (736) Aggressive Growth                  $ _____
                               Franklin Templeton Variable Insurance Products   (737) Balanced                           $ _____
                               Trust
                               (715) Franklin Small Cap Value           $ _____ Van Kampen Life Investment Trust
                               Securities
                               (716) Mutual Shares Securities           $ _____ (745) Growth and Income                  $ _____
                                                                                Vanguard(R) Variable Insurance Fund
                                                                                (746) High Yield Bond                    $ _____
                                                                                (747) REIT Index                         $ _____
                                                                                Other: _________________________         $ _____

                               __________ INITIAL HERE TO REVOKE DCA ELECTION.
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[_] AUTOMATIC               7.  Indicate frequency: __________ Quarterly __________ Semi-Annually __________ Annually
    REBALANCING

($5,000 minimum                        (DIVISION NAME OR NUMBER)                   (DIVISION NAME OR NUMBER)
accumulation value) Use
this section to apply for       ______% : ______________________________    ______% : ______________________________
or make changes to              ______% : ______________________________    ______% : ______________________________
Automatic Rebalancing           ______% : ______________________________    ______% : ______________________________
of the variable divisions.      ______% : ______________________________    ______% : ______________________________
Please refer to the             ______% : ______________________________    ______% : ______________________________
prospectus for more             ______% : ______________________________    ______% : ______________________________
information on the              ______% : ______________________________    ______% : ______________________________
Automatic Rebalancing           ______% : ______________________________    ______% : ______________________________
Option.                         ______% : ______________________________    ______% : ______________________________
                                ______% : ______________________________    ______% : ______________________________
Note: Automatic                 ______% : ______________________________    ______% : ______________________________
Rebalancing is not
available if the Dollar
Cost Averaging option
has been chosen.

                                __________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION
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[_] AUTHORIZATION          8.   I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or
    FOR TRANSACTIONS            e-service instructions, if elected, to transfer values among the Variable Divisions and
                                AGL Declared Fixed Interest Account and to change allocations for future premium payments
Complete this section if        and monthly deductions.
you are applying for or
revoking current                Initial the designation you prefer:
telephone or e-service          ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
privileges.                     ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent
                                AGL and the firm authorized to service my policy.

                                AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or
                                e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                                ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE            9.   Name of Insured for whom this correction is submitted: ________________________________

Use this section to             Correct DOB: ________/ _______ / _______
correct the age of any
person covered under
this policy. Proof of the
correct date of birth
must accompany this
request.

[_] TRANSFER OF            10.                                     (DIVISION NAME OR NUMBER)    (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                      Transfer $_______ or _______% from _________________________ to _________________________
                                Transfer $_______ or _______% from _________________________ to _________________________
Use this section if you         Transfer $_______ or _______% from _________________________ to _________________________
want to transfer money          Transfer $_______ or _______% from _________________________ to _________________________
between divisions. The          Transfer $_______ or _______% from _________________________ to _________________________
minimum amount for              Transfer $_______ or _______% from _________________________ to _________________________
transfers is $500.00.           Transfer $_______ or _______% from _________________________ to _________________________
Transfers out of the            Transfer $_______ or _______% from _________________________ to _________________________
AGL Declared Fixed              Transfer $_______ or _______% from _________________________ to _________________________
Interest Account to a           Transfer $_______ or _______% from _________________________ to _________________________
Variable Division may
only be made within the
60 days after a policy
anniversary. The amount
that may be transferred
out each policy year is
also restricted. See
transfer limitations
outlined in prospectus.
If a transfer causes the
balance in any division
to drop below $500,
AGL reserves the right
to transfer the remaining
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.
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[_] REQUEST FOR                  11.  _______ I request a partial surrender of $_______ or _______% of the net cash surrender
    PARTIAL                           value.
    SURRENDER/
    POLICY LOAN                       _______ I request a loan in the amount of $_______.

Use this section to apply for a       _______ I request the maximum loan amount available from my policy.
partial surrender from or
policy loan against policy            Unless you direct otherwise below, proceeds are allocated according to the deduction
values. For detailed                  allocation percentages in effect, if available; otherwise they are taken pro-rata from
information concerning these          the AGL Declared Fixed Interest Account and Variable Divisions in use.
two options please refer to
your policy and its related           _________________________________________________________________________________________
prospectus. If applying for a
partial surrender, be sure to         _________________________________________________________________________________________
complete the Notice of
Withholding section of this           _________________________________________________________________________________________
Service Request in addition
to this section.

[_] NOTICE OF                    12.  The taxable portion of the distribution you receive from your variable universal life
    WITHHOLDING                       insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your
Complete this section if you          state of residence. You may elect not to have withholding apply by checking the
have applied for a partial            appropriate box below. If you elect not to have withholding apply to your distribution or
surrender in Section 11.              if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                      Check one: _______ I DO want income tax withheld from this distribution.

                                                 _______ I DO NOT want income tax withheld from this distribution.

                                      IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/                 13.  CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS
    SIGNATURE                         FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO
                                      BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
Complete this section for
ALL requests.                         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                      DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.


                                      Dated at ________________________ this __________ day of ____________________, __________
                                               (City, State)


                                      X                                                X
                                      _____________________________________________    _________________________________________
                                      SIGNATURE OF OWNER                               SIGNATURE OF WITNESS


                                      X                                                X
                                      _____________________________________________    _________________________________________
                                      SIGNATURE OF JOINT OWNER                         SIGNATURE OF WITNESS


                                      X                                                X
                                      _____________________________________________    _________________________________________
                                      SIGNATURE OF ASSIGNEE                            SIGNATURE OF WITNESS
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